Exhibit 10.1

SIXTH AMENDMENT

TO

AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT

DATED AS OF NOVEMBER 6, 2020

AMONG

VIPER ENERGY PARTNERS LLC,
AS BORROWER,

VIPER ENERGY PARTNERS LP,
AS PARENT GUARANTOR,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH AND
PNC BANK, NATIONAL ASSOCIATION,
AS CO-SYNDICATION AGENTS

This SIXTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of November 6, 2020, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY PARTNERS LP, a Delaware limited partnership (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (as amended and supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (1) evidence the reaffirmation by the Required Lenders of the Borrowing Base at $580,000,000 in respect to the November 1, 2020 Scheduled Redetermination as set forth in Section 3 hereof, effective as of the Amendment Effective Date (as defined below), and (2) amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date.
C.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
2.1    Amendments to Section 1.02 of the Credit Agreement.
(a)    The following definitions are hereby amended and restated in their entirety to read as follows:
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Sixth Amendment” means that certain Sixth Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of the Sixth

Amendment Effective Date, by and among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
“Sixth Amendment Effective Date” means November 6, 2020.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
2.2    Amendment to Section 9.04(a) of the Credit Agreement. Section 9.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
(a)    Restricted Payments. The Parent Guarantor and the Borrower will not, and will not permit any of the Restricted Subsidiaries to, declare or make directly or indirectly, any Restricted Payment, return any capital to its holders of Equity Interests or make any distribution of its Property to its Equity Interest holders without the prior approval of the Majority Lenders, except that:

(i) the Parent Guarantor and the Borrower may pay dividends and distributions to their Equity Holders; provided, that (A) such dividend or distribution is paid within 65 days after the date of declaration thereof and (B) as of the date of such declaration, if such dividend or distribution had been paid as of such date of declaration, both prior to and immediately after giving pro forma effect to such payment (including any Borrowings made in connection with any such dividends and/or distributions), (1) the Borrower would have undrawn availability under the then effective Borrowing Base equal to or greater than 10% of the then effective Borrowing Base and (2) no Default or Event of Default would have existed;

(ii) the Parent Guarantor, the Borrower and the Restricted Subsidiaries may each declare and pay dividends or distributions with respect to its Equity Interests payable solely in additional Equity Interests (other than Disqualified Capital Stock);

(iii) (A) any Restricted Subsidiary of the Borrower may make Restricted Payments to the Borrower or a Restricted Subsidiary, and (B) the Borrower may make Restricted Payments to the Parent Guarantor;

(iv) the Parent Guarantor, the Borrower and the Restricted Subsidiaries may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management, employees, directors and consultants of the Parent Guarantor, the Borrower and its Subsidiaries;

(v) the Parent Guarantor and the Borrower may declare and pay dividends or distributions consisting of Equity Interests in Unrestricted Subsidiaries; and

(vi) during the period commencing on the Sixth Amendment Effective Date and ending on December 31, 2021, the Parent Guarantor may make Restricted Payments other than dividends and distributions; provided that both prior to and after giving pro forma effect thereto (including any Borrowings made in connection with any such Restricted Payments), (A) no Default or Event of Default has occurred and is continuing, (B) the aggregate amount of Restricted Payments made under this clause (vi) during the period between the Sixth Amendment Effective Date and December 31, 2021 shall not exceed $100,000,000, (C) the ratio of Total Debt to EBITDAX does not exceed (x) during the period between the Sixth Amendment Effective Date and the date on which financial statements have been, or are required to have been, delivered pursuant to Section 8.01(b) with respect to the fiscal quarter ending June 30, 2021, 3.50 to 1.00 and (y) at all times thereafter, 3.00 to 1.00, (D) the aggregate amount of Restricted Payments made under this clause (vi) at a time when the ratio of Total Debt to EBITDAX exceeds 3.00 to 1.00 shall not exceed $50,000,000 (which amounts under this sub-clause (D), for the avoidance of doubt, shall also be counted against the aggregate $100,000,000 cap set forth in sub-clause (B) above), and (E) the Borrower would have undrawn availability under the then effective Borrowing Base equal to or greater than 75% of the then effective Borrowing Base. For all purposes under this clause (vi), the ratio of Total Debt to EBITDAX shall be calculated based on (1) Total Debt as of any date of calculation and (2) EBITDAX for the Borrower’s most recently ended four full fiscal quarters for which financial statements have been delivered pursuant to Section 8.01(a) or (b), as applicable, after giving pro forma effect to such Restricted Payments and any Borrowings made in connection with such Restricted Payments, and otherwise in accordance with Section 9.01(a).
2.3    Amendment to Section 12.19. Section 12.19 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 12.19    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
Section 3.    Borrowing Base Reaffirmation. In reliance on the covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and the Required Lenders hereby agree that the Borrowing Base is hereby reaffirmed at $580,000,000, and the Borrowing Base shall remain at $580,000,000 until the next Scheduled Redetermination, Interim Redetermination, or other redetermination or adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower, the Administrative Agent and the Lenders hereby agree that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination scheduled for November 1, 2020 for purposes of Section 2.07(b) of the Credit Agreement. This Section 3 constitutes a New Borrowing Base Notice received by the Borrower in accordance with Section 2.07(d) of the Credit Agreement. The new Borrowing Base determined pursuant to this Section 3 shall be effective as of the Amendment Effective Date, notwithstanding the effective date that would otherwise be applicable to a redetermination pursuant to Section 2.07(d) of the Credit Agreement.

Section 4.    Conditions Precedent to Amendment Effective Date. Sections 2 and 3 of this Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
4.1    The Administrative Agent shall have received from Lenders constituting Required Lenders, the Parent Guarantor, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare the Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date; and
(ii)    no Default or Event of Default has occurred and is continuing.

5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.6    Payment of Expenses. To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
5.9    Loan Document. This Amendment is a Loan Document.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC, as Borrower

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

VIPER ENERGY PARTNERS LP, as Parent Guarantor By: Viper Energy Partners GP LLC, its general partner

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

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SIXTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Michael Real
Name: Michael Real
Title: Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Authorized Signatory

By:	/s/ Jacob W. Lewis
Name: Jacob W. Lewis
Title: Authorized Signatory

SIGNATURE PAGE
SIXTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Engel
Name: John Engel
Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT

BBVA USA, as a Lender

By:	/s/ Gabriela Azcarate
Name: Gabriela Azcarate
Title: Senior Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Cassandra M. Lucas
Name: Cassandra M. Lucas
Title: Portfolio Manager

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SIXTH AMENDMENT TO CREDIT AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name: Christopher Kuna
Title: Senior Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Andrew Griffin
Name: Andrew Griffin
Title: Authorized Signatory

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SIXTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Scott Nickel
Name: Scott Nickel
Title: Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

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SIXTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

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SIXTH AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK (formerly known as Branch Banking and Trust Company and SunTrust Bank), as a Lender

By:	/s/ Samantha Sanford
Name: Samantha Sanford
Title: Vice President

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SIXTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

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SIXTH AMENDMENT TO CREDIT AGREEMENT